EXHIBIT 99.1
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                            eLEC Communications Corp.
                                 543 Main Street
                          New Rochelle, New York 10801




                                                              October 16, 2002



VIA EDGAR
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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



                  Re:      eLEC Communications Corp.
                           Quarterly Report on Form 10-QSB for
                           the fiscal quarter ended August 31, 2002


Ladies and Gentlemen:

     Transmitted herewith is a written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                       Very truly yours,

                                       eLEC Communications Corp.

                                       By:      /s/ Paul Riss
                                                --------------------------------
                                                Name:    Paul Riss
                                                Title:   Chief Executive Officer